SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           July 7, 1999
                                                      -----------------------

                               SODAK GAMING, INC.
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             (Exact name of registrant as specified in its charter)

      South Dakota                  000-21754                 46-0407053
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)           Identification No.)

  5301 S. Hwy. 16, Rapid City, South Dakota                    57701
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   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code         (605) 341-5400
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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On July 7, 1999, at a special meeting of stockholders of Sodak Gaming, Inc. ("Sodak"), the stockholders voted to approve and adopt the previously disclosed merger agreement and merger with International Game Technology. On July 8, 1999, Sodak issued a press release, a copy of which is being filed as Exhibit 99 to this report and is incorporated herein by reference.

     Exhibit:

     99 Press Release issued by Sodak Gaming, Inc. on July 8, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 12, 1999                By:      /s/ Michael G. Diedrich
                                             ------------------------
                                             Name:  Michael G. Diedrich
                                             Title:  Vice President, Corporate
                                                     Secretary





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                                  EXHIBIT INDEX

Exhibit Index                Description
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99                Press Release issued by Sodak Gaming, Inc. on July 8, 1999.